OFFICE OF INSURANCE REGULATION DAVID ALTMAIER COMMISSIONER IN THE MATTER OF: CASE NO.: 246427-19-CO Application for the Direct Acquisition of MAISON INSURANCE COMPANY by FEDNAT HOLDING COMPANY / CONSENT ORDER THIS CAUSE came on for consideration upon the filing by FEDNAT HOLDING COMPANY (“APPLICANT”) with the FLORIDA OFFICE OF INSURANCE REGULATION (“OFFICE”) of an application for the approval of the direct acquisition of 100% of the issued and outstanding voting securities of MAISON INSURANCE COMPANY (“MAISON”), pursuant to Section 628.461, Florida Statutes (“Application”). Following a complete review of the entire record, and upon consideration thereof, and being otherwise fully advised in the premises, the OFFICE hereby finds as follows: 1. The OFFICE has jurisdiction over the subject matter and the parties herein. 2. APPLICANT has applied for and, subject to the present and continuing satisfaction of the requirements, terms, and conditions established herein, has satisfactorily met all conditions precedent to the granting of approval by the OFFICE of the proposed acquisition of 100% of the issued and outstanding shares of MAISON’s stock. Page 1 of 13

3. APPLICANT is a Florida holding company that is publicly traded on the National Association of Securities Dealers Automated Quotations system (“Nasdaq”) under the symbol “FNHC”, with no 10% or greater shareholders. 4. MAISON is a Louisiana-domiciled and licensed property and casualty insurer that is authorized to transact property and casualty insurance in Florida through a subsisting Certificate of Authority issued by the OFFICE. MAISON has agreed to be treated as commercially domiciled in Florida and, as such, is subject to filings required by Section 628.461, Florida Statutes. 5. MAISON is owned 100% by 1347 PROPERTY INSURANCE HOLDINGS, INC. (“1347 PROPERTY”), a Delaware holding company that is publicly traded on Nasdaq under the symbol “PIH”. 1347 PROPERTY is beneficially owned 45% by Fundamental Global Investors, LLC, a North Carolina limited liability company; 20% by Kingsway Financial Services, Inc., a Delaware corporation; and 10% by Gordon G. Pratt; with no other 10% or greater shareholders. 6. The Application represents that on or about February 25, 2019, APPLICANT and MAISON entered into an “Equity Purchase Agreement” (“Equity Agreement”) whereby APPLICANT agreed to purchase all issued and outstanding shares of MAISON’s stock for a total cash consideration of $25,500,000 United States Dollars (“USD”) and a stock consideration as determined in the Equity Agreement. 7. APPLICANT and 1347 PROPERTY have submitted, as Exhibit C to the Equity Agreement referenced in paragraph 6 above, a draft “Standstill Agreement” that APPLICANT and 1347 PROPERTY have agreed to execute after the closing of the transaction described in paragraph 6 above. Within 10 days after the closing of the transaction, APPLICANT and 1347 PROPERTY agree to submit an executed copy of the Standstill Agreement to the OFFICE. Page 2 of 13

8. If, as a result of the transaction contemplated in this Consent Order, 1347 PROPERTY acquires 10% or more of APPLICANT, 1347 PROPERTY acknowledges that it must comply with the requirements of Section 628.461, Florida Statutes. 9. APPLICANT has made material representations that, except as disclosed in the Application, none of its officers or directors, and none of the post-acquisition officers and directors of MAISON, have been found guilty of, or have pleaded guilty or nolo contendere to, a felony or misdemeanor, other than a minor traffic violation, without regard to whether a judgment or conviction was entered by the court. 10. APPLICANT has further represented that it has submitted complete background information on all the individuals referenced in paragraph 9 above. If said information has not been provided to the OFFICE, or if the sources utilized by the OFFICE in its investigation process reveal that the representations made in paragraph 9 above are inaccurate, any such individual shall be removed as officer or director of said company within 30 days of receipt of notification from the OFFICE and replaced with a person or persons acceptable to the OFFICE. 11. If, upon receipt of notification from the OFFICE pursuant to paragraph 10 above, APPLICANT does not timely take the required corrective action, APPLICANT agrees that such failure to act would constitute an immediate serious danger to the public and the OFFICE may immediately suspend, revoke, or take other administrative action as it deems appropriate upon the Certificate of Authority of MAISON without further proceedings, pursuant to Sections 120.569(2)(n) and 120.60(6), Florida Statutes. 12. APPLICANT represents that, except as disclosed in the Application, there are no present plans or proposals to make any substantive changes to MAISON, including liquidating it, selling any of its assets (except for transactions such as investment portfolio transactions in the Page 3 of 13 ordinary course of business), merging or consolidating it with any person or persons, or making any other major change in its business operations. 13. APPLICANT acknowledges and represents that if the transactions contemplated in the Application are consummated, MAISON will be an affiliated person of FedNat Insurance Company and Monarch National Insurance Company, pursuant to Section 624.10(2)(e), Florida Statutes. 14. APPLICANT, MAISON, and 1347 PROPERTY shall ensure that any agreement MAISON is party to or governed by, with respect to any and all pro rata and excess of loss reinsurance coverage, shall provide for terms and pricing to be procured at open market terms. APPLICANT, MAISON, or 1347 PROPERTY shall conduct sufficient due diligence, through a broker or otherwise, and shall solicit legitimate written quotes from potential third-party reinsurers through a firm order prior to entering into a quota share or excess of loss agreement. 15. MAISON shall not enter into any reinsurance or brokerage agreement, whether or not affiliated, that requires approval from the reinsurer or broker regarding any potential sale of MAISON. 16. Until such time as MAISON is no longer subject to the commercially domiciled conditions stipulated in Consent Order No.: 203693-17-CO, and pursuant to Sections 628.461(3)(f)-(g), Florida Statutes, APPLICANT shall file or cause to be filed with the OFFICE the Enterprise Risk Report required by Section 628.801(2), Florida Statutes, and any and all additional information necessary to evaluate the enterprise risk of MAISON. 17. Until such time as MAISON is no longer subject to the commercially domiciled conditions stipulated in Consent Order No.: 203693-17-CO, and pursuant to Section 624.10(3), Florida Statutes, APPLICANT is a controlling entity and, as such, shall comply with Section Page 4 of 13

628.461(12)(b), Florida Statutes, should APPLICANT choose to divest its controlling interest in MAISON. 18. All parties to this Consent Order agree that this Consent Order regarding the acquisition of MAISON shall be deemed null and void if the transaction contemplated in the Application does not close within 180 days of execution of this Consent Order. 19. Within 10 business days after the transactions contemplated in the Application are completed, APPLICANT shall submit, or cause to be submitted, to the OFFICE all documents evidencing completion of said transactions. Further, APPLICANT or MAISON shall notify the OFFICE within 3 days of determining that the transaction will not occur. 20. Any material changes to the information submitted in the Application filing shall be reported to the OFFICE for its review prior to the closing. APPLICANT and MAISON acknowledge that if the OFFICE determines that any of these reported changes would have a material negative impact to the financial condition or operation of APPLICANT or MAISON, the OFFICE may rescind its approval as granted in this Consent Order by written notice to APPLICANT. 21. The Application represents that APPLICANT, 1347 PROPERTY, and MAISON requested approval of the transactions contemplated in this Application from MAISON’s domiciliary regulator, the Louisiana Department of Insurance, which issued its approval by order dated August 7, 2019. 22. APPLICANT, 1347 PROPERTY, and MAISON acknowledge that any repayment of surplus notes issued by MAISON are subject to approval by the Louisiana Department of Insurance and shall not be construed as being approved by issuance of this Consent Order. Page 5 of 13

23. Any prior orders, consent orders, or corrective action plans that MAISON has entered into with the OFFICE prior to the execution of this Consent Order shall apply and remain in full force and effect for MAISON, except where provisions of such orders, consent orders, or corrective action plans have expired; have been superseded by subsequent orders, consent orders, or corrective action plans; or are inconsistent with this Consent Order. 24. MAISON shall, no later than 15 days after the month in which all transactions contemplated in the Application are completed, file an update to its Holding Company Registration Statement, as required by Section 628.801, Florida Statutes, and Rule 69O-143.046, Florida Administrative Code. 25. APPLICANT, 1347 PROPERTY, and MAISON affirm that all explanations, representations, statements, and documents provided to the OFFICE in connection with this Application, including all attachments and supplements thereto, are true and correct and fully describe all transactions, agreements, ownership structures, understandings, and control with regard to the acquisition and future operations of MAISON. APPLICANT, 1347 PROPERTY, and MAISON further agree and affirm that said explanations, representations, statements, and documents, including all attachments and supplements thereto, are material to the issuance of this Consent Order and have been relied upon by the OFFICE in its determination to enter into this Consent Order. 26. APPLICANT or MAISON shall report to the OFFICE, Property & Casualty Financial Oversight, any time that one or more of them is named as a party defendant in a class action lawsuit within 15 days after the class is certified. APPLICANT or MAISON shall include a copy of the complaint at the time the class action lawsuit is reported to the OFFICE. Page 6 of 13

27. MAISON shall maintain an information security program for the security and protection of confidential and proprietary information under its control that complies with all applicable laws and regulations regarding information security. MAISON agrees that it shall continually monitor and enhance its information security programs in order to mitigate data security breaches. MAISON further agrees that it shall notify the OFFICE within 5 business days of identifying a data breach. 28. Executive Order 13224 prohibits any transactions by U.S. persons involving the blocked assets and interests of terrorists and terrorist support organizations. APPLICANT and MAISON shall maintain and adhere to procedures necessary to detect and prevent prohibited transactions with those individuals and entities, which have been identified at the Treasury Department’s Office of Foreign Assets Control website, http://www.treas.gov/ofac. 29. Within 60 days of the execution of this Consent Order, APPLICANT shall submit, or cause to be submitted, to the OFFICE a certification evidencing compliance with all the requirements of this Consent Order. Any exceptions shall be so noted and contained in the certification. Exceptions noted in the certification shall also include a timeline defining when the outstanding requirements of the Consent Order will be completed. Said certification shall be submitted to the OFFICE via electronic mail and directed to the attention of the Assistant General Counsel representing the OFFICE in this matter and as named in this Consent Order. 30. Any deadlines, reporting requirements, other provisions, or requirements set forth in this Consent Order may be altered or terminated by written approval of the OFFICE. Such written approval by the OFFICE is subject to statutory or administrative regulation limitations. 31. APPLICANT, 1347 PROPERTY, and MAISON expressly waive a hearing in this matter, the making of findings of fact and conclusions of law by the OFFICE, and all further and Page 7 of 13 other proceedings herein to which they may be entitled by law or rules of the OFFICE. APPLICANT, 1347 PROPERTY, and MAISON also hereby knowingly and voluntarily waive all rights to challenge or to contest this Consent Order in any forum available to them, now or in the future, including the right to any administrative proceeding, state or federal court action, or any appeal. 32. APPLICANT, 1347 PROPERTY, and MAISON affirm that all requirements set forth herein are material to the issuance of this Consent Order. 33. APPLICANT, 1347 PROPERTY, and MAISON agree that, upon execution of this Consent Order, failure to adhere to one or more of the terms and conditions contained herein may result, without further proceedings, in the OFFICE suspending, revoking, or taking other administrative action as it deems appropriate upon the Certificate of Authority of MAISON in this state in accordance with Sections 120.569(2)(n) and 120.60(6), Florida Statutes. 34. Each party to this action shall bear its own costs and fees. 35. The parties agree that this Consent Order shall be deemed to be executed when the OFFICE has signed and docketed a copy of this Consent Order bearing the signatures of the authorized representatives of APPLICANT, 1347 PROPERTY, and MAISON, notwithstanding the fact that the copy may have been transmitted to the OFFICE electronically. Further, APPLICANT, 1347 PROPERTY, and MAISON agree that the signatures of their authorized representatives as affixed to this Consent Order shall be under the seal of a Notary Public. Page 8 of 13

WHEREFORE, subject to the terms and conditions set forth above, the Application for the direct acquisition of 100% of the issued and outstanding voting securities of MAISON INSURANCE COMPANY by FEDNAT HOLDING COMPANY, pursuant to Section 628.461, Florida Statutes, is APPROVED. FURTHER, all terms and conditions contained herein are hereby ORDERED. DONE and ORDERED this 7th day of August, 2019. /s/ David Altmaier David Altmaier, Commissioner Office of Insurance Regulation Page 9 of 13

By execution hereof, FEDNAT HOLDING COMPANY consents to entry of this Consent Order, agrees without reservation to all of the above terms and conditions, and shall be bound by all provisions herein. The undersigned represents that he or she has the authority to bind FEDNAT HOLDING COMPANY to the terms and conditions of this Consent Order. FEDNAT HOLDING COMPANY By: /s/ Michael Braun Print Name: Michael Braun Title: CEO [Corporate Seal] Date: 8/7/19 STATE OF FLORIDA COUNTY OF BROWARD The foregoing instrument was acknowledged before me this 7th day of August, 2019 by Michael Braun as CEO (name of person) (type of authority, e.g. officer, trustee, attorney in fact) for FedNat Holding Company (Company Name) /s/ James Gordon Jennings III (Signature of the Notary) James Gordon Jennings III (Print, Type or Stamp Commissioned Name of Notary) Personally Known  OR Produced Identification Type of Identification Produced My Commission Expires 12/16/2021 Page 10 of 13

By execution hereof, 1347 PROPERTY INSURANCE HOLDINGS, INC., consents to entry of this Consent Order, agrees without reservation to all of the above terms and conditions, and shall be bound by all provisions herein. The undersigned represents that he or she has the authority to bind 1347 PROPERTY INSURANCE HOLDINGS, INC., to the terms and conditions of this Consent Order. 1347 PROPERTY INSURANCE HOLDINGS, INC. By: /s/ John S. Hill Print Name: John S. Hill Title: VP, CFO and Secretary [Corporate Seal] Date: August 7, 2019 STATE OF FLORIDA COUNTY OF HILLSBOROUGH The foregoing instrument was acknowledged before me this 7th day of August, 2019 by John S. Hill as CFO (name of person) (type of authority, e.g. officer, trustee, attorney in fact) for 1347 Property Ins. Holding (Company Name) /s/ Carla D. Barber (Signature of the Notary) Carla D. Barber (Print, Type or Stamp Commissioned Name of Notary) Personally Known  OR Produced Identification Type of Identification Produced My Commission Expires May 16, 2023 Page 11 of 13

By execution hereof, MAISON INSURANCE COMPANY consents to entry of this Consent Order, agrees without reservation to all of the above terms and conditions, and shall be bound by all provisions herein. The undersigned represents that he or she has the authority to bind MAISON INSURANCE COMPANY to the terms and conditions of this Consent Order. MAISON INSURANCE COMPANY By: /s/ Douglas N. Raucy Print Name: Douglas N. Raucy Title: President [Corporate Seal] Date: 8/7/19 STATE OF FLORIDA COUNTY OF HILLSBOROUGH The foregoing instrument was acknowledged before me this 7th day of August, 2019 by Douglas N. Raucy as CEO and President (name of person) (type of authority, e.g. officer, trustee, attorney in fact) for Maison Insurance (Company Name) /s/ Carla D. Barber (Signature of the Notary) Carla D. Barber (Print, Type or Stamp Commissioned Name of Notary) Personally Known  OR Produced Identification Type of Identification Produced My Commission Expires May 16, 2023 Page 12 of 13

COPIES FURNISHED TO:

DOUGLAS RAUCY, PRESIDENT
Maison Insurance Company
1511 N. Westshore Boulevard
Tampa, Florida 33607
Telephone: (813) 579-6210
Email: draucy@maisonins.com

MICHAEL H. BRAUN, PRESIDENT
FedNat Holding Company
14050 NW 14 Street, Suite 180
Sunrise, Florida 33323
Telephone: (954) 308-1322
Email: mbraun@fednat.com

SANDY FAY, ATTORNEY
Colodny Fass, P.L.L.C.
1401 NW 136th Avenue, Suite 200
Sunrise, Florida 33323
Telephone: (954) 492-4010
Email: sfay@colodnyfass.com

ALISON STERETT, FINANCIAL ADMINISTRATOR
Property & Casualty Financial Oversight - Company Admissions
Florida Office of Insurance Regulation
200 East Gaines Street
Tallahassee, Florida 32399

COREY HUBBARD, FINANCIAL EXAMINER/ANALYST SUPERVISOR
Property & Casualty Financial Oversight - Company Admissions
Florida Office of Insurance Regulation
200 East Gaines Street
Tallahassee, Florida 32399

RYAN SHAFFER, FINANCIAL SPECIALIST
Property & Casualty Financial Oversight – Company Admissions
Florida Office of Insurance Regulation
200 East Gaines Street
Tallahassee, Florida 32399

MICHAEL KLINER, ASSISTANT GENERAL COUNSEL
Florida Office of Insurance Regulation
200 East Gaines Street
Tallahassee, Florida 32399
Telephone: (850) 413-4108
Email: michael.kliner@floir.com

Page 13 of 13